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SILICON VALLEY BANK

                                    SCHEDULE TO

                            LOAN AND SECURITY AGREEMENT


BORROWER:      CONDUCTUS, INC.
ADDRESS:       969 W. MAUDE AVENUE
               SUNNYVALE, CALIFORNIA 94086

DATE:          APRIL 23, 1998

This Schedule forms an integral part of the Loan and Security Agreement between Silicon Valley Bank and the above-borrower of even date.


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1.  CREDIT LIMIT

(Section 1.1):             I.  REVOLVING FACILITY.

                           An amount (collectively referred to herein as the "Accounts Loans") not to exceed the lesser of: (i) $2,000,000 at any one time outstanding (the "Maximum Credit Limit"); or (ii) 80% of the amount of Borrower's Eligible Receivables (as defined in
                           Section 8 above).

                           PLUS

                           II.  BRIDGE FACILITY.

                           An amount (collectively referred to herein as the "Bridge Loans") not exceed $2,000,000.

                           PLUS

                           III.  EXISTING TERM NOTES.

                           Amounts currently outstanding under the following promissory notes executed by Borrower, as maker, with Silicon, as payee (collectively referred to herein as the "Term Notes"): (A) Promissory Note dated August 15, 1994 in the original principal amount of $1,500,000, as amended from time to time;
                           (B) Promissory Note dated March 1, 1996 in the original principal amount of $1,000,000, as amended from time to time; and (C) Promissory Note dated December 26, 1996 in the original principal amount of $1,000,000, as amended from time to time.

LETTER OF CREDIT SUBLIMIT
(Section 1.5):             $500,000

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          SILICON VALLEY BANK           SCHEDULE TO LOAN AND SECURITY AGREEMENT
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2.  INTEREST

     INTEREST RATE (Section 1.2):

                           With rate equal to the "Prime Rate" in effect from time to time, plus 2.00% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate. Each of the Term Notes is amended to reflect the above interest rate.

     MINIMUM MONTHLY
     INTEREST (Section 1.2): N/A.

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3.  FEES (Section 1.4):

     Loan Fee:             $25,000, which has been already been paid by the
                           Borrower. (Any Commitment Fee previously paid by the Borrower in connection with this loan shall be credited against this Fee.)

     Collateral Monitoring
     Fee: $750, per month, payable in arrears (prorated for any partial month at the beginning and at termination of this Agreement).

     Unused Line Fee:      In the event, in any calendar month (or portion
                           thereof at the beginning and end of the term hereof), the average daily principal balance of the Accounts Loans outstanding during the month is less than $2,000,000, Borrower shall pay Silicon an unused line fee in an amount equal to 0.25% per annum on the difference between $2,000,000 and the average daily principal balance of the Loans outstanding during the month, which unused line fee shall be computed and paid monthly, in arrears, on the first day of the following month.

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4.   MATURITY DATE
     (Section 6.1):        WITH RESPECT TO THE ACCOUNTS LOANS REVOLVING
                           FACILITY: the date that is one day prior to first anniversary of the date of this Agreement, subject to automatic renewal as provided in Section 6.1 above, and early termination as provided in Section
                           6.2 above.

                           WITH RESPECT TO THE BRIDGE LOANS FACILITY: The earlier of 120 days from the date hereof OR the date of the consummation of the equity financing transaction of the Borrower.

                           WITH RESPECT TO THE TERM NOTES: the later of maturity dates set forth in each of the Term Notes OR the date of the consummation of the equity financing transaction of the Borrower, PROVIDED, HOWEVER, that if the


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          SILICON VALLEY BANK           SCHEDULE TO LOAN AND SECURITY AGREEMENT
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                           Borrower chooses to secure the Term Notes with cash
                           deposits at Silicon then the Maturity Date for the Term Notes shall remain as originally set forth therein. Each of the Term Notes is amended to reflect the above change.

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5.  FINANCIAL COVENANTS
     (Section 5.1):        Borrower shall comply with all of the following
                           covenants. Compliance shall be determined as of the end of each month:

     MINIMUM TANGIBLE
     NET WORTH:            Borrower shall maintain a Tangible Net Worth of not
                           less than $900,000 plus (A) 50% of the Borrower's positive net income plus (B) 50% of the amount of subordinated debt of the Borrower that is acceptable to Silicon in its discretion and which is incurred on and after December 31, 1998 plus (C) 50% of the amount of net proceeds the Borrower receives from equity financing transactions consummated on and after December 31, 1998.

     DEFINITIONS.          For purposes of the foregoing financial covenants,
                           the following terms shall have the following meanings:

                           "Current assets", "current liabilities" and
                           "liabilities" shall have the meanings ascribed to them by generally accepted accounting principles.

                           "Tangible Net Worth" shall mean the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, with the following adjustments:

                              (A) there shall be excluded from assets: (i) notes, accounts receivable and other obligations owing to the Borrower from its officers or other Affiliates, and (ii) all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises

                              (B) there shall be excluded from liabilities: all indebtedness which is subordinated to the Obligations under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon in its discretion.

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6.  REPORTING.
   (Section 5.3):

                           Borrower shall provide Silicon with the following:

                           1. Monthly Receivable agings, aged by invoice date, within 15 days after the end of each month.


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          SILICON VALLEY BANK           SCHEDULE TO LOAN AND SECURITY AGREEMENT
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                           2.  Monthly accounts payable agings, aged by invoice
                               date, and outstanding or held check registers, if any, within 15 days after the end of each month.

                           3. Monthly reconciliations of Receivable agings (aged by invoice date), transaction reports, and general ledger, within 15 days after the end of each month, or sooner, if available prior to such 15 day period.

                           4. Monthly list of a government contracts within 15 days after the end of each month.

                           5. Monthly unaudited financial statements, as soon as available, and in any event within thirty days after the end of each month.

                           6. Monthly Compliance Certificates, within thirty days after the end of each month, in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of Borrower, certifying that as of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Silicon shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks.

                           7. Quarterly unaudited financial statements, as soon as available, and in any event within forty-five days after the end of each fiscal quarter of Borrower.

                           8. Annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower within thirty days prior to the end of each fiscal year of Borrower.

                           9.  Annual financial statements, as soon as
                               available, and in any event within 120 days following the end of Borrower's fiscal year, certified by independent certified public accountants acceptable to Silicon.

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7.  COMPENSATION
     (Section 5.5):        N/A.

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8.  BORROWER INFORMATION:

     PRIOR NAMES OF
     BORROWER
     (Section 3.2):            See Representations and Warranties dated April
                               14, 1998.

     PRIOR TRADE
     NAMES OF BORROWER
     (Section 3.2):            See Representations and Warranties dated April
                               14, 1998.

     EXISTING TRADE
     NAMES OF BORROWER
     (Section 3.2):            See Representations and Warranties dated April
                               14, 1998.

     OTHER LOCATIONS AND
     ADDRESSES (Section 3.3):  See Representations and Warranties dated April
                               14, 1998.

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         SILICON VALLEY BANK            SCHEDULE TO LOAN AND SECURITY AGREEMENT
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     MATERIAL ADVERSE
     LITIGATION (Section 3.10):         None

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9.  OTHER COVENANTS
     (Section 5.1):        Borrower shall at all times comply with all of the
                           following additional covenants:

                           (1) BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

                           (2) CONTINUATION OF PRIOR AGREEMENTS (EXCEPT FOR PRIOR REVOLVING LINE). Notwithstanding the execution of this Agreement, all of the other documents and agreements in place between the Borrower and Silicon (other than the revolving facility of $500,000 (the "Prior Revolving Line") set forth in the Business Loan Agreement dated August 15, 1994 between the Borrower and Silicon) shall continue in full force and effect: All standard documents of Silicon entered into by the Borrower in connection with Letters of Credit and/or Foreign Exchange Contracts; all security agreements (including but not limited to the Assignment of Deposit Account which shall secure all Obligations), collateral assignments and mortgages, including but not limited to those relating to patents, trademarks, copyrights and other intellectual property; all lockbox agreements and/or blocked account agreements; and all UCC-1 financing statements and other documents filed with governmental offices which perfect liens or security interests in favor of Silicon. In addition, in the event the Borrower has previously issued any stock options, stock purchase warrants or securities to Silicon, the same and all documents and agreements relating thereto shall also continue in full force and effect. The Prior Revolving Line shall be deemed terminated and of no further force upon the effectiveness of this Agreement and the beginning balance of the Accounts Loans hereunder shall be the balance under the Prior Revolving Line plus any new Accounts Loans made hereunder.

                           (3) MODIFICATION OF TERM NOTES. The Term Notes have been modified by the interest rate and maturity date provisions of this Schedule to Loan Agreement.

                           (4) CONDITIONS. Prior to the effectiveness of this Agreement the following represent conditions precedent thereto: All conditions set forth in Section B of the letter dated March 30, 1998 from Silicon Valley Bank to the Borrower shall be satisfied or waived by Silicon in its sole discretion in writing.

                           (5) ISSUANCE OF WARRANTS. The Borrower shall provide Silicon with five year warrants to purchase15,000 shares of common stock of the Borrower at an initial exercise price of $3.625 per share on the terms and conditions set forth in the Warrant to Purchase Stock, Anti-Dilution Agreement and Registration Right Agreement being executed concurrently with this Agreement, which shall in such form and contain such provisions as are satisfactory to Silicon in its discretion. Further, Borrower shall issue to Silicon additional


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          SILICON VALLEY BANK           SCHEDULE TO LOAN AND SECURITY AGREEMENT
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                                warrants at such initial exercise for 10,000
                                additional shares of common stock of the Borrower if the Bridge Loans facility is utilized and remains in place on and after May 31, 1998. Finally, Borrower shall issue to Silicon additional warrants at such initial exercise for 25,000 additional shares of common stock of the Borrower if the Bridge Loans facility is utilized and remains in place on and after June 30, 1998.

                           (6) INTELLECTUAL PROPERTY SECURITY AGREEMENTS. The Borrower shall execute and deliver to Silicon security agreements regarding its copyrights, trademarks and patent intellectual property, which shall in form satisfactory to Silicon in its discretion, and Borrower shall undertake all actions that Silicon determines are necessary or desirable in order to permit Silicon to establish and perfect its security interest therein.

 Borrower:                               Silicon:

    CONDUCTUS, INC.                      SILICON VALLEY BANK



    By                                  By
      ---------------------------         ----------------------------------
      President or Vice President       Title
                                             -------------------------------


    By
      ----------------------------
      Secretary or Ass't Secretary


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SILICON VALLEY BANK

CERTIFIED RESOLUTION AND INCUMBENCY CERTIFICATE

BORROWER:      CONDUCTUS, INC.,
               A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

DATE:          APRIL 23, 1998

I, the undersigned, Secretary or Assistant Secretary of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

     RESOLVED, that this corporation borrow from Silicon Valley Bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

     RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

     RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

     RESOLVED FURTHER, that Silicon may conclusively rely upon a certified copy of these resolutions and a certificate of the Secretary or Ass't Secretary of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to Silicon by this corporation by certified mail, return receipt requested.

     RESOLVED FURTHER, that, in connection with the foregoing loans, this corporation shall issue to Silicon five year warrants to purchase up to50,000 shares of common stock of this corporation, at $3.625 per share, on the terms and provisions of Silicon's standard form Warrant to Purchase Stock and related documents, with such changes therein as Silicon and this corporation shall agree; any officer of this corporation is hereby authorized to execute and deliver such Warrant to Purchase Stock and related documents, and all documents and instruments relating thereto, in such form and containing such additional provisions as said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

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     SILICON VALLEY BANK      CERTIFIED RESOLUTION AND INCUMBENCY CERTIFICATE
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     The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:


NAMES                      OFFICE(S)                   ACTUAL SIGNATURES
-----                      ---------                   -----------------

-------------------------  ------------------------    X------------------------
-------------------------  ------------------------    X------------------------
-------------------------  ------------------------    X------------------------
-------------------------  ------------------------    X------------------------


IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                        ----------------------------------
                                          Secretary or Assistant Secretary

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